Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Quarterly Report of Destination Maternity Corporation (the “Company”) on Form 10-Q for the period ended November 3, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rodney Schriver, Senior Vice President & Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RODNEY SCHRIVER
Rodney Schriver
Senior Vice President & Chief Accounting Officer
December 11, 2018